SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the
                  Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[x]    Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only [as permitted by Rule
       14a-6(e)(2)]
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                 GLOBUS CELLULAR, LTD.
          (name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ x]  No Fee required.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
      11.
    1)  Title of each class of securities to which transaction applies:
    2)  Aggregate number of securities to which transaction applies:
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    4)  Proposed maximum aggregate value of transaction:
    5)  Total fee paid:

[  ]   Fee paid previously with preliminary materials.

[  ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid
previously.   Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1)   Amount Previously Paid:
    2)   Form, Schedule or Registration Statement No.:
    3)   Filing Party:
    4)   Date Filed:

           THIS PROXY IS SOLICITED ON BEHALF OF
                THE BOARD OF DIRECTORS OF
           GLOBUS CELLULAR LTD. (the "Company")

Mr. Bernard Penner, Chairman, President & CEO Globus Cellular Ltd., or Mr. Penner's designated Officer appointee, is hereby authorized to represent and to vote the shares of the undersigned in the Company at an Annual Meeting (hereinafter referred to as "Annual Meeting") of Stockholders to be held on December 9, 1999 and at any adjournment as if the undersigned were present and voting at the meeting. NOTE:
Cumulative voting for directors is not allowed.

1.       Election of Directors

FOR all nominees (except as written on the line below)  [   ]

WITHHOLD AUTHORITY TO VOTE for all nominees listed below  [   ]

NOMINEES: Bernard Penner, Jerome W. Cwiertnia, Anthony Dyke and
Hans Schroth

(INSTRUCTIONS: To withhold authority to vote for any individual nominees write the nominee's name on the line below.)

         --------------------------------------------------------------
-----------------------------------------------------------------------

2.       Approval of James E. Scheifley & Associates, P.C. as
Independent Certified Accountants for fiscal year ending
October 31, 1999.

        FOR [  ]  AGAINST [   ] ABSTAIN [   ]

3.      Change of Name of Company to Globus Wireless, Ltd.

        FOR [  ]  AGAINST [   ] ABSTAIN [   ]

4. Amend the Bylaws of the Company to clearly state that, if there is an even number of Directors, any tied vote shall be broken by the Chairman of the Board of Directors.

         FOR [  ]  AGAINST [   ] ABSTAIN [   ]

5. In their discretion, on any other business that may properly come before the meeting.

The shares represented hereby will be voted. With respect to items 1-4 above, the shares will be voted in accordance with the specifications made and where no specifications are given, said proxies will vote for the proposals. This proxy may be exercised by a majority of those proxies or their substitutes who attend the meeting. Please sign and date and return to Globus Cellular, Ltd., 1955 Moss Court, Kelowna B.C., Canada V1Y 9L3, in the self-addressed stamped envelope.



--------------------------           ------------------------
Signature                            Date

---------------------------          ---------------------- -
Signature                            Date

Joint Owners should each sign. Attorneys-in-fact, executors, administrators, trustees, guardians or corporation officers, should give full title.

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

         GLOBUS CELLULAR, LTD.
            1955 Moss Court
        Kelowna, B.C., Canada V1Y 9L3
          Telephone: (250) 860-3130
          Facsimile: (250) 860-3110
          November 4, 1999

To the Stockholders of
Globus Cellular Ltd.

You are cordially invited to attend an Annual Meeting (hereinafter referred to as "Annual Meeting") of Stockholders of Globus Cellular, Ltd. (the "Company"), to be held on December 9, 1999 at the Ramada Lodge Hotel located at 2170 Harvey Avenue, Kelowna, B.C., Canada, V1Y 6G8, at 9:00 A.M., Pacific time, to consider and vote upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders.

Shareholders will be asked to elect directors and to approve the independent certified public accountants for the fiscal year ended
October 31, 1999.    Additionally, the shareholders will be asked to
approve a change in the name of the Company to Globus Wireless Ltd.,
which will more accurately represent the business of the Company.   The
shareholders will also be asked to approve an amendment to the Bylaws of the Company that would specifically allow the Chairman of the Board of Directors to break a tie vote if there was an even number of Directors.

Since it is important that your shares be represented at the meeting whether or not you plan to attend in person, please indicate on the enclosed proxy your decisions about how you wish to vote and sign, date and return the proxy promptly in the envelope provided. If you find it possible to attend the meeting and wish to vote in person, you may withdraw your proxy at that time. Your vote is important, regardless of the number of shares you own.

Sincerely,

------------------------------------------
Bernard Penner
Chairman of the Board of Directors
Chief Executive Officer


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

GLOBUS CELLULAR, LTD.
NOTICE OF
ANNUAL MEETING
OF STOCKHOLDERS
To Be Held
December 9, 1999


To the Stockholders of
Globus Cellular, Ltd.

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Globus Cellular, Ltd. (the "Company") will be held on December 9, 1999 at 9:00 o'clock in the morning, local time at the Ramada Lodge Hotel located at 2170 Harvey Avenue, Kelowna, B.C., Canada, V1Y 6G8 for the following purposes; all as more specifically set forth in the attached Proxy Statement.

1. To consider and vote upon the re-election of the Officers and Directors of the Company.

2.      To approve James E. Scheifley & Associates, P.C., as
Independent Certified Accountants for fiscal year ended October
31, 1999.

3.     To approve a name change of the Company to Globus Wireless, Ltd.

4. To approve an amendment to the Bylaws to specifically allow the Chairman of the Board of Directors to break any tie vote, if the number of Directors is even.

5. To transact such other business as may properly be brought before this meeting.

Only holders of record of Common Stock of the Corporation as of the close of business on October 31, 1999 are entitled to notice of or to vote at the meeting or any adjournment thereof. The stock transfer books of the Corporation will not be closed.

Stockholders are encouraged to attend the meeting in person. To ensure that your shares will be represented, we urge you to vote, date, sign and mail the Proxy Card in the envelope that is provided, whether or not you expect to be present at the meeting. The prompt return of your Proxy Card will be appreciated. It will also save the Company the expense of a reminder mailing. The giving of such Proxy will not affect your right to revoke such Proxy by appropriate written notice or to vote in person should you later decide to attend the meeting.



By order of the Board of Directors


------------------------------------------------
Bernard Penner                November 4, 1999
Chairman of the Board of Directors
President & Chief Executive Officer

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

                  PROXY STATEMENT

               GLOBUS CELLULAR, LTD.

           ANNUAL MEETING OF STOCKHOLDERS
            To Be Held December 9, 1999

                    INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Globus Cellular, Ltd., a Nevada corporation (the "Company"), to be voted at an Annual Meeting of Stockholders of the Company to be held on December 9, 1999 at 9:00 A.M., local time, at the Ramada Lodge Hotel located at 2170 Harvey Avenue, Kelowna, B.C., Canada V1Y 6G8 and at any adjournment thereof (the "Meeting"). The Proxy may be revoked by appropriate written notice at any time before it is exercised. See, "Voting and Solicitation of Proxies".

This Proxy Statement and the accompanying Notice and Form of Proxy are being mailed on or about November 15, 1999 to record holders of the Company's Common Stock as of October 31, 1999 (the "Record Date").

As of Record Date, 11,079,930 shares of Common Stock of the Corporation were issued and outstanding. Each share of Common Stock entitles the holder to one vote on all matters brought before the Annual Meeting.

Globus Cellular, Ltd. ("Company"), formerly Leridges International Inc., was incorporated on June 10, 1987, under the laws of the State of Nevada under the name Daytona-Pacific Corporation. On July 31, 1989,
Company changed its name to Leridges International, Inc.   On October
18, 1994 the Company acquired all of the assets of Globus Cellular & User Protection Ltd. (Canada), a corporation formed in the Province of British Columbia, Canada on July 28, 1993, in consideration of Company's issuance of 2,880,000 Units of its Common Stock. Also approved in the Plan was a change of Company's name to Globus Cellular & User Protection Ltd. In August 1997, the Company changed its name to Globus Cellular, Ltd.

The Company is currently engaged in the research, design, manufacture, sales and distribution of wireless communications technologies that enhance performance, reduce operating costs and improve efficiency.

The Company originally started out by manufacturing a shielding product as an aftermarket add-on for cellular phones and eventually sold its entire inventory of 25,000 of the shielding product. However, low market acceptance and performance factors led to the Company abandoning the initial shielding technology in December 1994, in favor of research in to antenna technologies.

The United States Federal Communications Commission, on August 16, 1996, came out with new stringent guidelines for the cellular industry manufacturers of phone devises requiring that these products not exceed certain radiation exposure levels to users. These guidelines force manufacturers into compliance by either tuning down the output of the phones or redesigning the antennas to reduce exposure to users.

The Company's research and testing capabilities have been developed in-house and with the assistance of Canada's National Research Counsel, providing grant monies as well as assisting the Company in its relationship with the Department of Physics of Okanagan University in
British Columbia.   In September of 1999 Celltech Research Inc., a
wholly owned subsidiary located in Kelowna, B.C., officially opened a state-of-the-art testing and engineering services lab for compliance testing and antenna design. The lab was established to assist Original Equipment Manufacturers in both meeting FCC guidelines and performance requirements in the marketplace.

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

ELECTION OF BOARD OF DIRECTORS

Pursuant to the Bylaws, each Director shall serve until the annual meeting of the stockholders, or until his successor is elected and qualified. The Company's basic philosophy mandates the inclusion of directors who will be representative of management, employees and the minority shareholders of the Company. Directors may only be removed for "cause". The term of office of each officer of the Company is at the pleasure of the Company's Board. The principal executive officers and directors of the Company are as follows:

Name                            Position              Term(s) of Office
Bernard Penner, age 38       President, CEO             June 9, 1999
                              Director & Chairman         to present

Nicholas Wizinsky, age 38  Secretary/Treasurer,       October 27, 1998
                          Chief Operations Officer      to present
                               Director

A. Cary Tremblay, age 41     Vice President             July 2, 1999
                            Marketing & Sales             to present

Jerome W. Cwiertnia, age 56     Director               April 8, 1997
                                                       to present

Anthony Dyke, age 54             Director               June 25, 1999
                                                         to present

Hans Schroth, age 55              Director              June 25, 1999
                                                          to present

Bernard Penner - Mr. Penner was appointed President, Chief Executive Officer and Chairman on June 9, 1999. Prior to then Mr. Penner had served as a member of the Globus Advisory Board and manufacturing planning group examining opportunities with foreign manufacturers. From 1994 to 1997 Mr. Penner served as Vice President and Director for the Company. Between 1997 and 1999 Mr. Penner was President of Redline Contracting Ltd.

Nick Wizinsky - Mr. Wizinsky was General Manager from August 1997 to October 1998, and was appointed Secretary/Treasurer and Chief
Operations Officer in July 1999.   Mr. Wizinsky has served as a
Director of the Company from October 1998 to present.   From 1994 to
1997, Mr. Wizinsky was self-employed as a business management consultant, including serving as Business Consultant to the Company from February 1997 to July 1997. From 1986 to 1993, Mr. Wizinsky
worked in various positions for FCSAL.   Mr. Wizinsky obtained a
Bachelor of Commerce degree from the University of British Columbia in 1985.

A. Cary Tremblay - Mr. Tremblay was appointed Vice President Marketing & Sales in July 1999. From October 1998 to June 1999 he served as Marketing Consultant to the Company. From 1997 to 1998 Mr. Tremblay served as a marketing consultant to the wireless telecommunications industry, building and implementing strategies for bring new products to market. From 1994 to 1997 Mr. Tremblay served as Vice President of ComTec Communications, a chain of cellular retail stores.

Jerome W. Cwiertnia - Mr. Cwiertnia has served as a Director since April 8, 1997. Currently Mr. Cwiertnia is Chairman and CEO for Poly-Tak Protection Systems, Inc., Huntington Beach, California. Mr. Cwiertnia was Chief Financial Officer and Director from 1979 to 1989, President, Chief Operating Officer and Director in 1990 and Chief Executive Officer, President and Director from 1991 to 1995 for National Education Corporation. Mr. Cwiertnia graduated in 1963 from Northern Illinois University and is a Certified Public Accountant.

Anthony Dyke - Mr. Dyck has served as a Director since June 25, 1999. Since 1992 Mr. Dyck has initiated several real estate developments and acquired properties in Western Canada and Quebec. From 1971 to 1992 Mr. Dyck both taught at the secondary education level and served in public school administration. In 1969 Mr. Dyck graduated from the University of British Columbia with a Bachelor of Science in Math & Economics, and in 1971 obtained his MA in Math Education, also from the University of British Columbia.

Hans Schroth - Mr. Schroth has served as a Director since June 25,
1999.   Since 1994 Mr. Schroth has served as President for six
corporate-owned restaurants in British Columbia. In 1981 Mr. Schroth immigrated to Canada and up to 1993 undertook a series of business

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

ventures while semi-retired in Ontario, Canada. From 1972 to 1981 Mr. Schroth built and franchised seven Wood Fire Bakery and Coffee Shops in Germany & Austria. In 1972 Mr. Schroth obtained a Masters in Business from Munich Management School.

The Board of Directors recommends a vote FOR the re-election of Bernard Penner, Jerome Cwiertnia and the election of Anthony Dyke and Hams
Schroth to the Board of Directors of the Company.   Proxies solicited
by management will be so voted unless stockholders specify otherwise. The affirmative vote of a majority of the shares of Common Stock of the Company represented and voting at the Annual Meeting is required for approval of the above Directors.

APPROVAL OF SELECTION OF
INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors recommends for approval by the Shareholders the selection of James Scheifley & Associates, P.C., as the independent certified public accountants of the Company for the fiscal year ending October 31, 1999. In additional to its principal service of examining the financial statement of the Company, James Scheifley & Associates, P.C. provided certain non-audit services for the Company during the preceding fiscal year and such services were approved by management.
In approving the services, management determined that the nature of the services and the estimated fees to be charged would have no adverse effect on the independence of the accountants.

Representatives of James Scheifley & Associates, P.C. are expected to be able via telephone at the Annual Meeting and to have the opportunity to make a statement should they desire to do so and to be available to respond to appropriate questions. The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock is necessary to approve James Scheifley & Associates, P.C. as the Company's auditors.

NAME CHANGE

The Company's current name is not indicative of the application of the Company's expertise, technologies and new product lines, which are applicable to all industry protocols as well as applications outside of
the telecommunications industry.   As a result, the Board of Directors
is of the opinion that the name "Globus Wireless, Ltd." would more accurately reflect the business operations of the Company.

The Board of Directors recommends a vote FOR the name change.   Proxies
solicited by management will be so voted unless stockholders specify
otherwise.   The affirmative vote of a majority of the shares of Common
Stock of the Company represented and voting at the Annual Meeting is required for approval of the name change.

AMENDMENT TO BYLAWS

The current Bylaws of the Company do not specifically address what happens in the event of a tied vote by the Board of Directors. The Board of Directors is of the opinion that the Chairman of the Board should be allowed to break the tie vote in order to allow the Company the ability to proceed with its business plan in an expedient manner.

The Board of Directors recommends a vote FOR the amendment to the
Bylaws.   Proxies solicited by management will be so voted unless
stockholders specify otherwise. The affirmative vote of a majority of the shares of Common Stock of the Company represented and voting at the Annual Meeting is required for approval of the above change.

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

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following tables list the Company's stockholders who, to the best of the Company's knowledge, own of record or, to the Company's knowledge, beneficially, more than 5% of the Company's outstanding Common Stock; the total number of shares of the Company's Common Stock beneficially owned by each Director and elected Officers individually, and as a group;

                              Amount and       Nature of
                               Title of        Beneficial         % of
Name and Address                 Class         Ownership          Class
Bernard D. Penner                 Common       276,341 Direct        4.49%
1523 Lawrence Avenue                           221,645 Indirect1
Kelowna, B.C., Canada

Jerome W. Cwiertnia               Common        62,736               0.56%
17 Montecito Drive
Corona del Mar, CA 92625

Anthony Dyck                      Common       550,278               4.97%
8299 Okanagan Landing Road
Vernon, B.C., Canada

Hans Schroth                      Common        90,696 Direct
365 Clifton Place                               63,000 Indirect2      1.39%
Kelowna, B.C., Canada

Nick Wizinsky                     Common       111,840 Indirect3      1.01%
1160 Trevor Drive
Kelowna, B.C., Canada

A. Cary Tremblay                  Common        33,334 Direct
3132 Shannon Court                               6,500 Indirect4     0.36%
Westbank, B.C., Canada

Dr. Paul F. Bickert               Common       401,000 Direct        6.67%
3200 Watt Road                                 337,667 Indirect5
Kelowna, B.C., Canada

CEDE & Co.                        Common     5,299,188              47.82%
P.O. Box 222
Bowling Green Station
New York, NY 10004

All Officers and	Common                     1,013,385 Direct       12.78%
Directors as a Group                          402,985 Indirect

1121,522 of these shares are held in the name of Loretta Penner, wife of Mr. Penner, and Mr. Penner has shared voting rights in and to the shares. 21,346 of these shares are held in the name of Burns Fry Ltd., in trust for Loretta Penner, 3GDJNT5, a Canadian retirement account, and Mr. Penner has shared voting rights in and to the shares.  22,647 of these shares are held in the name of Burns Fry Ltd., in trust for Bernie Penner #3GDFXT2, a Canadian retirement account, and Mr. Penner has 100% voting rights in and to the shares. 488725 B.C. Ltd. and Redline Contracting Ltd. are both controlled by Mr. Penner and hold 38,553 and 17,547 shares respectively.

2 63,000 of these shares are held jointly in the names of Ruth and Hans Schroth and Hans Schroth has shared voting rights to the shares.
3 102,840 of these shares are held jointly in the names of Sharon and Nick Wizinsky and Nick Wizinsky has shared voting rights to the shares. 2,500 of these shares are held in a Registered Education Savings Plan and Nick Wizinsky has shared voting rights; 532773 B.C. Ltd. is controlled by Mr. Wizinsky and holds 6,500 shares.

4 6500 of these shares are held jointly in the names of Cindy and Cary Tremblay and Cary Tremblay has shared voting rights to the shares.

5216,667 of these shares are held in the name of Marlene Bickert, wife of Dr. Bickert, and Dr. Bickert has shared voting rights in and to the shares. 111,111 of these shares are held in jointly by Marlene and Dr. Bickert and Dr. Bickert has shared voting rights in and to the shares. 10,000 of these shares are held in the name of RBC Dominion Securities, in trust for Dr. Bickert in a Canadian retirement account, and Dr. Bickert as 100% voting rights in and to the shares.

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

The Company does not know of any arrangements, the operation of which may, at a subsequent date, result in a change in control of the Company.

As of October 31, 1999 there were 1,093,332 options to purchase Common Shares of the Company reserved by the Board at exercise prices between $0.85 and $3.00; 818,332 options have been allocated to date, the majority of which are subject to certain performance criteria for the
Company being achieved.   Options held by current officers and
directors, and controlling persons in subsidiaries, are as follows:

Name                              Options            %
Bernie Penner
(President & Director)             400,0001            36.59%

A. Cary Tremblay
(Vice President Marketing)         325,0002           29.73%

Anthony Dyck (Director)             21,666             1.98%

Hans Schroth (Director)             21,666             1.98%

Shawn McMillen (GM Celltech)        50,000             4.57%

1. Pursuant to a services agreement Mr. Penner is to be allocated stock options subject to certain Company performance goals being achieved, including: 50,000 stock options exercisable at $0.85 per share subject to acceptance of three year services agreement; 50,000 stock options exercisable at $0.85 per share subject to the Company securing and OEM order more than $275,000; 50,000 stock options exercisable at $0.85 per share subject to Company obtaining NASDAQ Small Cap listing; 50,000 stock options exercisable at $0.85 per share subject to the closing price for the Company stock being at or above $5.00 for a period of 20 days or more; and 200,000 stock options exercisable at $3.00 per share, subject to performance criteria as set by the Board of Directors on the first anniversary of the services agreement.

2. Pursuant to a services agreement Mr. Tremblay is to be allocated stock options subject to certain Company performance goals being achieved, including: 33,334 stock options exercisable at $0.85 per share subject to acceptance of three year services agreement; 33,333 stock options exercisable at $0.85 per share subject to the Company securing and OEM order more than $275,000; 33,333 stock options exercisable at $0.85 per share subject to Company stock being at or above $5.00 for a period of 20 days or more, any time after September 1, 2000; 75,000 stock options exercisable at $3.00 per share, subject to Company stock being at or above $5.00 for a period of 20 days or more, any time after September 1, 2001; 75,000 stock options exercisable at $3.00 per share, subject to Company stock being at or above $7.50 for a period of 20 days or more, any time after September 1, 2002; 75,000 stock options exercisable at $3.00 per share, subject to sales for the Company exceeding $30,000,000.

EXECUTIVE COMPENSATION

During fiscal 1998, and as of the date of filing of this report, no compensation has been paid, nor have there been compensation arrangements or plans, other than what has been indicated below.

On April 1, 1997, the Board of Directors approved the issuance for 842, 825 restricted shares of the Company to Dr. Paul F. Bickert as compensation for salary, Lease of Technology payments and interest owing for 1995 and 1996.

On April 2, 1997 the Board of Directors approved the issuance of 333,333 restricted shares of the Company ($.225) to Dr. Paul F. Bickert, as compensation for salary and Lease of Technology, for the period November 1, 1996 to January 31, 1997 and February 1, 1997 to April 30, 1997.

On October 30th, 1998, Dr. Paul F. Bickert returned to Treasury 755,000 restricted shares issued on April 1, 1997, and April 2, 1997, for Lease of Technology payments for 1995, 1996 and the first two quarters of 1997, declining acceptance of the aforesaid restricted shares paid to Dr. Bickert for Lease of Technology from 1995 to April 30, 1997. At that time the cancellation of the shares resulted in a crediting to the shareholders loan account in the amount $169,875.

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

The Company provided payments aggregating $7500 per month for the services of Dr. Paul F. Bickert up until his retirement in May 1999. From November 1, 1998 through to May 30, 1999 past-President Dr. Paul
F. Bickert received $52,500 for services in the current fiscal year. Additionally, during the current fiscal year the Company paid technology lease payments of $90,000 to Dr. Paul F. Bickert.

In June 1999 the company entered into a services agreement with Bernard
D. Penner, President, CEO and Chairman, which provides payments aggregating $5,000 per month. The three-year agreement, which also provides for increases and stock option bonuses subject to certain Company performance goals being achieved, is expected to continue in force until terminated by either party or the expiry of the term.

In March 1999 the Company entered in to a services agreement with A. Cary Tremblay, Vice President Marketing & Sales. In September 1999 the Company extended the agreement, and which now provides payments aggregating $4,166 per month. The three-year agreement, which also provides for increases and stock option bonuses subject to certain Company performance goals being achieved, is expected to continue in force until terminated by either party or the expiry of the term.

In March 1999 the Company entered in to a service agreement with Nick Wizinsky, Secretary Treasurer and Chief Operations Officer, which provides payments aggregating $3,333 per month. The one-year agreement is expected to continue in force until terminated by either party or the expiry of the term.

Members of the Board of Directors receive an honorarium of $12,000 US per year, payable in cash, S-8 stock at market, restricted stock of the Company at 85% of the market bid or in stock options with the exercise price set at 85% of the market bid. During fiscal 1998, $24,000 in directors' fees were paid by way of stock. To date in fiscal 1999, $48,000 in directors' fees has been paid by way of stock and $8,000 in directors' fees has been paid by way of options reserved and allotted. All officers and directors are reimbursed for expenses incurred on behalf of Company.

The Company presently has no other pension, health, stock option, annuity, bonus, insurance, profit sharing or other similar benefit plans; however, Company may adopt such plans in the future. There are presently no personal benefits available for directors, officers or employees of Company.

Except for payment of one month's service fee per year of service, there is no plan or arrangement with respect to compensation received or that may be received by the executive officers in the event of termination of employment or in the event of a change in responsibilities following a change in control.

CERTAIN TRANSACTIONS

The past President, past Director, founder and major stockholder of the Company is Dr. Paul Bickert. Patents relating to the Company's antenna technology are held in the name of Dr. Paul F. Bickert. The Company is currently negotiating with Dr. Bickert for an assignment of ownership to the patent allowances and patents pending on the antenna technology. Dr. Bickert and his wife jointly are the Company's largest stockholder.

The Company has an exclusive eight-year lease on the antenna technology from Dr. Bickert, under a License of Technology Agreement dated May 1, 1997. In the agreement, the Company pays Dr. Bickert $10,000 monthly for the technology utilized in the Company's products. The Company has not yet manufactured and/or sold any products utilizing the antenna technology. In fiscal 1998 Dr. Bickert returned to Treasury of 755,000 shares, valued at $169,875, paid earlier to him for license of technology fees in 1997, 1996 and 1995. In fiscal 1999 the Company
made a $90,000 payment.   The Company has the exclusive right to
sublease or sell this technology to others. Also on May 1, 1997, the Company entered in to a Royalty agreement whereby Dr. Bickert is to receive a 4% royalty on gross receipts from the sale of products incorporating the patented technology. No royalty payments have been made.

From November 1, 1995 to October 31, 1996, the Company paid $18,800 to patent attorneys for services in connection with patent applications filed in behalf of Dr. Bickert for the above-mentioned technology. The sum of these amounts was applied to reduce unpaid technology lease obligations due Dr. Bickert. Effective November 1, 1996, the Company assumed the responsibility of maintaining the patents and bears the cost of filing them in other jurisdictions. The amounts capitalized in

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connection with extending the patents to additional jurisdictions during the year ended October 31, 1998 and 1997 were $12,200 and $42,236 respectively, and amortization thereof for the period, based on the remaining term of the license agreement with Dr. Bickert, amounted to $14,630 and $10,559 respectively.

On April 23, 1999, the Company's past president and major shareholder was issued 238,055 shares of the Company's restricted stock as payment of $42,850 of outstanding advances to the Company. During the nine months ended July 31, 1999, the Company repaid officer loans of $143,830 to Dr. Bickert.

The Company's new President. CEO and Chairman, and past Vice-president (May 1997), Mr. Bernie Penner and his wife, jointly are as well major stockholders in the Company.

Between January and May 1999, and prior to Mr. Penner rejoining the Company in June 1999, the Company hired and paid $74,820 to Redline Contracting Ltd., a company controlled by Mr. Penner, for improvements to the Company's new research, offices and distribution center in Kelowna, B.C. The Company undertook a further $10,900 in improvements, completed by this same company, following Mr. Penner's appointment. The Company believes that such amounts for the services rendered are not in excess of their fair market value.

On January 1, 1999 the Company moved to its new research, offices and distribution center in Kelowna, British Columbia. The facility is a stand-alone 6000 sq. ft. winged style building, with cement block construction, has office space for corporate, marketing, and administration, warehouse space packaging and distribution, and houses Celltech Research Inc., the Company's wholly-owned research and testing subsidiary. The Company leases the facility from Paulmar Management, a proprietorship of the past-president at $2467 per month.

Prior to the move and in 1998, the Company operated from a 1600 sq.ft. wood framed warehouse unit facility in Kelowna, British Columbia. On November 17, 1993 the Company purchased the facility for $118,000 (Canadian), ($92,286 US). During 1997, the Company sold its interest the building used for its office and warehouse activities to its past president. The Company recorded a gain from the transaction of $5,604. Corresponding reductions of mortgage indebtedness of $60,960 and amounts due its past president of $33,205 were recorded in connection with the transaction.

Changes in Control.   There are no arrangements, known to the Company,
including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company.

VOTING AND SOLICITATION OF PROXIES

Stockholders represented by properly executed proxies received by the Company prior to or at the Meeting and not duly revoked will be voted in accordance with the instructions thereon. If proxies will be voted in instructions are indicated thereon, such proxies will be voted in favor of Items 1 and 2 inclusive. Execution of a proxy will not prevent a stockholder from attending the Meeting and revoking his proxy by voting in person (although attendance at the Meeting will not in itself revoke a proxy).

Any stockholder giving a proxy may revoke it at any time before it is voted by giving to the Company's Secretary/Treasurer written notice bearing a later date than the proxy, by delivery of a later dated proxy, or by voting in person at the Meeting. Any written notice revoking a proxy should be sent to Globus Cellular, Ltd., 1955 Moss Court, Kelowna B.C., Canada V1Y 9L3.

The Company's Board of Directors does not know of any other matters, which will be presented for consideration at the Meeting. However, if any other matters are properly presented for action at the Meeting, it is the intention of the person(s) named in the accompanying Form of Proxy to vote the shares represented thereby in accordance with their best judgment on such matters.

All costs relating to the solicitation of proxies made hereby will be borne by the Company. Proxies may be solicited by officers and directors of the Company personally, by mail or by telephone or

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telegraph, and the Company may pay brokers and other persons holding shares of stock in their names of those of their nominees for their reasonable expenses in forwarding soliciting material to their principals.

It is important that proxies be returned promptly. Stockholders who do not expect to attend the Meeting in person are urged to sign and date the accompanying Form of Proxy and mail it in a timely fashion so that their vote can be recorded.

ADDITIONAL INFORMATION

The Company's Annual Report to Shareholders for the fiscal year ended October 31, 1998, including the consolidated financial statements and related notes thereto and interim financial statements for the quarter ended July 31, 1999, together with the report of the independent auditors and other information with respect to the Company, accompanies this Proxy Statement.

OTHER MATTERS

The Company is not aware of any other business to be presented at the
Annual Meeting.   If matters other than those described herein should
properly arise at the meeting, the Proxies will vote on such matters in accordance with their best judgment.

SHAREHOLDER PROPOSALS

Proposals by Shareholders intended to be presented at the Annual
Meeting for the fiscal year ended October 31, 1999, to be held on or about May 1, 2000, must be received by the Company no later than December 31, 1999.










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